UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 28, 2012

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.
(Exact name of registrant as specified in charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street, Little River, South Carolina		29566
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (843) 390-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 .      Other Events.

On March 28, 2012, Integrated Environmental Technologies, Ltd. (the “Company”) issued a press release announcing that Brady Industries, Inc. (“Brady”), a janitorial and sanitation wholesale distribution company, has added the Company’s Excelyte® disinfecting solution and Catholyte Zero™ cleaning solution to the Brady product offerings.  The Company also announced that it was working with nine independent sales representatives to sell Excelyte® and Catholyte Zero™ solutions to janitorial and sanitation customers and to agricultural customers in Utah, New Mexico, Idaho, Wyoming, Colorado, California, Nevada, North Dakota, Washington and Montana.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Announces New Distributor And Independent Sales Representatives For Its Solutions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

April 2, 2012	By:	/s/ David R. LaVance
David R. LaVance
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Announces New Distributor And Independent Sales Representatives For Its Solutions.